UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2023 (February 17, 2023)

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	NYSE American LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	NYSE American LLC

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On February 20, 2023, Athena Consumer Acquisition Corp. (“Athena”) issued a press release announcing that its board of directors (the “Board”) has elected to extend the date by which Athena has to consummate a business combination (the “Deadline Date”) from February 22, 2023 for an additional month to March 22, 2023, the second of six potential one-month extensions of the Deadline Date available to Athena.

Athena’s Second Amended and Restated Certificate of Incorporation (the “Charter”) provides Athena the right to extend the Deadline Date six times for an additional one month each time (each, an “Extension”), from January 22, 2023, the initial Deadline Date, to up to July 22, 2023. As previously disclosed, in January 2023, the Board had implemented a first Extension and had extended the initial Deadline Date to February 22, 2023.

On February 17, 2023, pursuant to the Charter, the Board determined to implement a second Extension to allow additional time for Athena to complete its initial business combination. In connection with the second Extension and pursuant to an unsecured promissory note Athena and the sponsor of Athena, Athena Consumer Acquisition Sponsor LLC (the “Sponsor”), entered into on January 17, 2023, Athena delivered to the Sponsor a written request to draw down $112,691.48 for the second month of the Extension. On the same day, the Sponsor deposited $112,691.48 into Athena’s trust account in connection with the second Extension.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, issued February 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: February 21, 2023

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